EXHIBIT 25


                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         WILLIAM T. BACON, JR.
                                        -----------------------------
                                         William T. Bacon, Jr.

  (SEAL)


                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         MARSHALL L. BURMAN
                                        -----------------------------
                                         Marshall L. Burman

  (SEAL)


                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         ROBERT L. DILENSCHNEIDER
                                        -----------------------------
                                         Robert L. Dilenschneider

  (SEAL)








                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         PAUL G. KAHN
                                        -----------------------------
                                         Paul G. Kahn

  (SEAL)


                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         EUGENE MILLER
                                        -----------------------------
                                         Eugene Miller

  (SEAL)


                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         THOMAS F. PETWAY, III
                                        -----------------------------
                                         Thomas F. Petway, III

  (SEAL)



                           SPECIAL POWER OF ATTORNEY
                           -------------------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director or Officer of SafeCard Services, Incorporated (the "Company") hereby constitutes and appoints, Paul G. Kahn, G. Thomas Frankland and Francis J. Marino and each or any of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, to sign that certain Form S-3 and S-8 Registration Statement and any and all amendments (including post-effective amendments) thereto relating to the registration of the Company's 1994 Long Term Stock-Based Incentive Plan and shares of the Company's Common Stock to be issued thereunder and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9 day of September, 1994.


                                         G. THOMAS FRANKLAND
                                        -----------------------------
                                         G. Thomas Frankland


  (SEAL)